CLASS A COMMON STOCK PROXY
                  SUPREME INDUSTRIES, INC.
     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          JUNE 22, 1995

The undersigned hereby appoint(s) Robert W. Wilson, Herbert M. Gardner and Rice M. Tilley, Jr., or any of them, each with full power of substitution, as proxies, to vote all Class A Common Stock in Supreme Industries, Inc. which the undersigned would be entitled to vote on all matters which may come before the 1995 Annual Meeting of Shareholders of the Company and any adjournments thereof.
                  (TO BE SIGNED ON REVERSE SIDE)

 X  Please mark your
___ votes as in this
    example.

The Board of Directors recommends a vote FOR each of the following items:

1. ELECTION
   OF DIRECTORS:

FOR                 WITHHOLD
                    AUTHORITY           Nominees:
All nominees        to vote for all     H. Douglas Schrock
listed at right     nominees listed     Rice M. Tilley, Jr.
(except as marked   at right            Rick L. Horn
to the contrary
below)
_____               _____


(INSTRUCTIONS: To withhold authority to vote for any individual nominee, vote for all nominees and write that nominee's name on the line below.)

__________________________________________________________________

2. Ratification of selection of Coopers & Lybrand, L.L.P. as independent auditors.

FOR            AGAINST        ABSTAIN
_____          _____          _____

Returned Proxy cards when properly executed will be voted (1) as specified on the matter(s) listed above; (2) in accordance with the directors' recommendations where a choice is not specified, and (3) in accordance with the judgment of the proxies on any matters that may properly come before the meeting.

PLEASE DATE AND SIGN AS SHOWN HERE AND MAIL PROMPTLY IN THE
ENCLOSED ENVELOPE.

SIGNATURE ___________________________DATE ________________

SIGNATURE ___________________________DATE ________________

NOTE: Executors, trustees, and others signing in a representative capacity should indicate their names and capacity in which they sign.